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                                                                   EXHIBIT 10.26


                         AMENDMENT, WAIVER AND CONSENT


                 AMENDMENT, WAIVER AND CONSENT, dated as of December 23, 1996 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of December 19, 1995 (as heretofore amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HANOVER COMPRESSOR COMPANY, a Delaware corporation ("HCC"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and THE CHASE MANHATTAN BANK (formerly known as Chemical
Bank), a New York banking corporation, as the agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:


                 WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement;

                 WHEREAS, the Borrower has requested that the Agent, with the consent of the Required Banks, (i) amend Subsections 1.1, 8.1(b), 8.2(h), 8.10(f) and 8.11 of the Credit Agreement, (ii) waive compliance with Subsections 6.1(m), 7.4, 7.7(a), 8.2 and 8.8 of the Credit Agreement, (iii) waive compliance with Subsection 5(j) of the Hanover Acquisition Security Agreement, (iv) waive compliance with Subsection 5(b)(ii) of the Hanover Acquisition Pledge Agreement, (v) amend Schedule I to the Hanover Acquisition Pledge Agreement, (vi) amend Schedule I and Subsection 4(a) of the HCC Pledge Agreement, (vii) amend the HCC Security Agreement, (viii) amend the Hanover Acquisition Security Agreement and (ix) consent to HCC entering into the Shareholder Subordinated Loan Agreement (as defined below); and

                 WHEREAS, the Agent, with the consent of the Required Banks, is agreeable to the requested amendments, waivers and consent, but only on the terms and subject to the conditions set forth herein;

                 NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement, are used herein as therein defined.

                 2. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by (a) adding thereto the following new defined terms in the appropriate alphabetical order:
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         "'Consolidated U.S. EBITDA': for any period, with respect to the U.S.
         EBITDA Companies, the sum of (a) Consolidated Earnings Before Interest and Taxes for the U.S. EBITDA Companies for such period, plus, (b) all amounts attributable to depreciation and amortization, determined in accordance with GAAP (to the extent such amounts have been deducted in determining Consolidated Net Income of the U.S. EBITDA Companies for such period) plus, (c) all other non-cash expenses for such period (to the extent such amounts have been deducted in determining Consolidated Net Income of the U.S. EBITDA Companies for such period) minus, (d) all other non-cash income for such period (to the extent such amounts have been included in determining Consolidated Net Income of the U.S. EBITDA Companies for such period)."

         "'Shareholder Subordinated Debt': shall mean all Subordinated Debt of HCC under the Shareholder Subordinated Loan Agreement."

         "Shareholder Subordinated Loan Agreement": shall mean the Exchange and Subordinated Loan Agreement, dated as of December 23, 1996, between HCC and the lenders parties thereto, as amended, supplemented or otherwise modified from time to time."

         "'U.S. EBITDA Companies': shall mean HCC and each of its wholly-owned Subsidiaries which (i) is organized under a jurisdiction of the United States and (ii) has at least 90% of its assets located in the United States or which derives at least 90% of its revenues from the United States, in each case, at the time the applicable calculation is being made for purposes of subsection 8.1(b).";

(b) (i) deleting the existing paragraphs (c) and (d) from the defined term "Applicable Margin" in their entireties and substituting in lieu thereof the following new paragraphs (c) and (d):

                 "(c) if the Applicable Margin Certificate required pursuant to subsection 7.2(g) for any fiscal quarter of HCC shows that the Consolidated Indebtedness Ratio on the last day of such fiscal quarter was greater than 2.0 to I and less than or equal to 3.0 to 1, then the Applicable Margin for the fiscal quarter of HCC immediately succeeding the date such certificate is delivered shall be (i) with respect to ABR Loans, 0% and (ii) with respect to Eurodollar Loans, 1.00%;

                 (d) if the Applicable Margin Certificate required pursuant to subsection 7.2(g) for any fiscal quarter of HCC shows that the Consolidated Indebtedness Ratio on the last day of such fiscal quarter was greater than 3.0 to I and less than or equal to 4.0 to 1, then the Applicable Margin for the





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         fiscal quarter of HCC immediately succeeding the date such certificate is delivered shall be (i) with respect to ABR Loans, 0% and (ii) with respect to Eurodollar Loans, 1.250%; and"; and

(ii) adding the following new paragraph (e) to the defined term of "Applicable Margin":

                 "(e) if the Applicable Margin Certificate required pursuant to subsection 7.2(g) for any fiscal quarter of HCC shows that the Consolidated Indebtedness Ratio on the last day of such fiscal quarter was greater than 4.0 to 1, then the Applicable Margin for the fiscal quarter of HCC immediately succeeding the date such certificate is delivered shall be (i) with respect to ABR Loans, 0.250% and (ii) with respect to Eurodollar Loans, 1.500%;"

and (c) deleting the word "any" from the beginning of the second line of the defined term "Subordinated Debt" and inserting in lieu thereof the words "the Shareholder Subordinated Debt and any other".

                 3. Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the existing subsection 8.1(b) in its entirety and inserting in lieu thereof the following new subsection 8.1(b):

          "(b) Consolidated U.S. EBITDA to Consolidated Indebtedness. Permit the ratio of Consolidated U.S. EBITDA to Consolidated Indebtedness for the four consecutive fiscal quarters of HCC most recently ended to be less than 1.0 to 4.5."

                 4. Amendment to Subsection 8.2(h). Subsection 8.2(h) of the Credit Agreement is hereby amended by deleting the words "Up to $35,000,000 of outstanding" at the beginning of the first line thereof.

                 5. Amendment to Subsection 8.10(f). Subsection 8.10(f) of the Credit Agreement is hereby amended by deleting the existing Subsection 8.10(fl in its entirety and inserting in lieu thereof the following new Subsection 8.10(f):

         "(f) Investments in Unqualified Subsidiaries of HCC;".

                 6. Amendment to Subsection 8.11. Subsection 8.11 of the Credit Agreement is hereby amended by inserting at the beginning thereof the words "(i) Make any optional payment or prepayment on or redemption of any portion of the Shareholder Subordinated Debt or (ii) with respect to any Indebtedness other than the Shareholder Subordinated Debt,".





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                 7.       Waiver of Subsection 8.2.  The Agent, with the
consent of the Required Banks, hereby waives (a) the Default with respect to, and compliance with, the provisions of Subsection 8.2 of the Credit Agreement solely in connection with the posting by HCC of that certain irrevocable documentary letter of credit P-266843 dated November 20, 1996 issued by The Chase Manhattan Bank for the benefit of Banco Comercial Antioqueno S.A., as Fiduciary in the face amount of U.S. $816,000.00, and (b) the Default with respect to Section 7.7(a) for failure to notify the Agent and each Bank of the Default described in this Section 7.

                 8. Waiver of Subsection 8.8. The Agent, with the consent of the Required Banks, hereby waives compliance with the provisions of Subsection 8.8 of the Credit Agreement solely with respect to (a) the transactions contemplated by the Exchange Agreement (the "Exchange Agreement"), dated December 23, 1996, by and between HCC and JEDI, a copy of which is attached hereto as Exhibit A and (b) the transactions contemplated by the Shareholder Subordinated Loan Agreement, a copy of which is attached hereto as Exhibit B.

                 9. Waiver of Subsection 5(i) of Hanover Acquisition Security Agreement. The Agent, with the consent of the Required Banks hereby waives compliance with the provisions of Subsection 50) of the Hanover Acquisition Security Agreement solely to the extent required to allow Hanover Acquisition to transfer all of its assets (including, without limitation, Hanover Acquisition's shares of stock in Astra) to HCC, other than Hanover Acquisition's interest in real property located in East Bernard, Texas.

                 10. Waiver of Subsection 5(b)(ii) of the Hanover Acquisition Pledge Agreement. In order to permit the consummation of the transaction contemplated by Section 9 hereof, the Agent with the consent of the Required Banks hereby waives compliance with the provisions of Subsection 5(b)(ii) of the Hanover Acquisition Pledge Agreement solely to the extent necessary to allow Hanover Acquisition to transfer its shares of stock in Astra (the "ARI Shares") to HCC; provided, that the waiver described in this Section 10 is condition upon the delivery by HCC to the Collateral Trustee of the stock certificates evidencing the ARI Shares together with undated stock powers for each such stock certificate, duly executed in blank (which delivery is hereby deemed to have been effected upon the full execution and delivery of this Amendment) pursuant to the HCC Pledge Agreement.

                 11. Amendment to the Hanover Acquisition Pledge Agreement. Schedule I of the Hanover Acquisition Pledge Agreement is hereby amended by deleting therefrom the reference to the ARI Shares.

                 12. Waiver of Subsections 7.4 and 8.5. The Agent, with the consent of the Required Banks hereby waives compliance with





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Subsections 7.4 and 8.5 of the Credit Agreement solely to the extent necessary to allow HCC to cause the dissolution of Astra; provided, however, that the effectiveness of this waiver is conditioned upon the completion by HCC and Hanover Acquisition of the transaction contemplated by Section 9 hereof.

                 13. Waiver of Subsections 7.4 and 7.9. The Agent, with the consent of the Required Banks, hereby waives (a) the Default with respect to, and compliance with, the provisions of Subsection 7.9 of the Credit Agreement solely in connection with the failure by HCC to cause Hanover Compressor Colombia, Inc. ("HCC Colombia") to execute a Security Agreement and a Guarantee; provided, that HCC covenants and agrees that immediately upon HCC Colombia becoming the direct or indirect owner of any assets, HCC shall cause HCC Colombia to execute a Security Agreement and a Guarantee in the forms required by Subsection 7.9 of the Credit Agreement and (b) the Default with respect to Section 7.7(a) of the Credit Agreement for failure to notify the Agent and each Bank of the Default described in this Section 13.

                 14.      Amendment to Schedule I of the HCC Pledge Agreement.
Schedule I of the HCC Pledge Agreement is hereby amended by deleting existing
Schedule I in its entirety and substituting in lieu thereof the modified
Schedule I attached hereto as Exhibit C and in connection therewith, HCC shall deliver to the Collateral Trustee within 30 days following the date hereof the certificates representing the shares of HCC Colombia, Hanover Cayman, Limited and Contract Compression International Argentina, S.A. listed on Exhibit C attached hereto, together with undated stock powers for each such certificate, duly executed in blank.

                 15. Amendment to Subsection 4(a) of the HCC Pledge Agreement. Subsection 4(a) of the HCC Pledge Agreement is hereby amended by deleting the words "H.C.C. Compressor de Venezuela, C.A." from the fourth line of such Subsection and inserting in lieu thereof the words "any Unqualified Subsidiary (as defined in the Bank Agreement) listed on Schedule I."

                 16. Amendment to Hanover Acquisition Security Agreement. Upon the consummation of the transaction contemplated by Section 9 hereof,
Schedule III to the Hanover Acquisition Security Agreement shall be amended by deleting all of the counties and states listed under the heading COUNTY/STATE thereon and in lieu thereof substituting the word "None."

                 17. Amendment to HCC Security Agreement. Upon the consummation of the transaction contemplated by Section 9 hereof, Schedule III to the HCC Security Agreement shall be amended by adding the following entries thereto in the appropriate alphabetized locations:





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                          Beaurgard Parish, Louisiana
                                  Cass, Texas
                              East Bernard, Texas
                                El Campo, Texas
                                  Emery, Utah
                                 Fayette, Texas
                                  Irion, Texas
                           LaSalle Parish, Louisiana
                                Longview, Texas
                                 Marion, Texas
                                 Midland, Texas
                                 Monroe, Texas
                              Montezuma, Colorado
                                 Orange, Texas
                                 Trinity, Texas
                                  Tyler, Texas


                 18. Waiver Relating to Hanover/Smith Texas Leasehold Mortgage. The Agent, with the consent of the Required Banks, hereby waives (a) any Default in respect of and compliance with Subsection 6.1(m) of the Credit Agreement solely to the extent necessary to postpone the requirement that Hanover/Smith execute and deliver the Hanover/Smith Texas Leasehold Mortgage until the earlier of (i) six months from the date hereof or (ii) the acquisition by Hanover/Smith of the real property and improvements which are the subject of the Hanover/Smith Texas Leasehold Mortgage and (b) the Default with respect to Section 7.7(a) of the Credit Agreement for failure to notify the Agent and each Bank of the Default described in this Section 18.

                 19. Consent to Shareholder Subordinated Debt. The Agent, with the consent of the Required Banks, hereby consents to HCC entering into the Shareholder Subordinated Loan Agreement in the form attached hereto as Exhibit B and incurring Shareholder Subordinated Debt thereunder.

                 20. Waiver of Subsection 8.11(b) of the Credit Agreement. The Agent, with the consent of the Required Banks, hereby waives compliance with Subsection 8.11(b) of the Credit Agreement solely to the extent necessary to allow for the amendments, modifications and waivers of the JEDI Loan Agreement contemplated by the Amendment, Waiver and Consent to the JEDI Loan Agreement in substantially the form attached hereto as Exhibit D.

                 21. Effectiveness. This Amendment shall become effective on the condition that (a) the Borrower shall have delivered to the Agent duly executed copies of this Amendment, (b) the Borrower shall have delivered to the Agent true and correct copies of the Exchange Agreement and the Shareholder Subordinated Loan Agreement, c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect





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to this Amendment, and (d) the Agent with the written consent of the Required
Banks shall have executed this Amendment; provided that the amendment set forth in Section 2(b) hereof shall not become effective until the Agent shall have received the written consent of all of the Banks.

                 22. Representations and Warranties. The Borrower hereby represents and warrants that except as set forth on Exhibit E attached hereto, the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

                 23. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                 24. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

                 25. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 26. Expenses. The Borrower agrees to pay or reimburse the Agent for all of their out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to he executed and delivered by their duly authorized officers as of the date first written above.

                                        HANOVER COMPRESSOR COMPANY


                                        BY:________________________________
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK (formerly
                                        known as Chemical Bank), as Agent


                                        BY:________________________________
                                           Name:
                                           Title:


Acknowledged and agreed to as
of the date hereof:

MAINTECH ENTERPRISES, INC.


By___________________________
  Name:
  Title:

HANOVER/SMITH, INC.


By___________________________
  Name:
  Title:

HANOVER ACQUISITION CORP.


By___________________________
  Name:
  Title:


HANOVER LAND COMPANY

By___________________________
  Name:
  Title:





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THE CHASE MANHATTAN BANK
(formerly known as Chemical
Bank), as Collateral Trustee

By___________________________
  Name:
  Title:





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                                    CONSENT


The Chase Manhattan Bank
(formerly known as Chemical Bank), as Agent
One Chase Manhattan Plaza
New York, New York  10081
Attention:  Natural Resources Department

                 We refer to the Second Amended and Restated Credit Agreement, dated as of December 19, 1996 (as heretofore amended, the "Credit Agreement"), among Hanover Compressor Company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and The Chase Manhattan Bank (successor by merger to Chemical Bank), as agent for the Banks (the "Agent").

                 We hereby consent to the execution and delivery by the Agent of the Amendment, Waiver and Consent to the Credit Agreement, substantially in the form attached hereto as Exhibit A.

                                  NAME OF LENDER:  __________________________

                                             By:_____________________________
                                                Title:

                                           Date:_____________________________